                              LIFE & ANNUITY TRUST

                                   PROSPECTUS






                               EQUITY VALUE FUND

                                  MAY 1, 1998

EV PROS (5/98)
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                               EQUITY VALUE FUND

  Life & Annuity Trust is an open-end series investment company. This Prospectus contains information about one of the series of Life & Annuity Trust--the Equity Value Fund, (the "Fund").

  The EQUITY VALUE FUND seeks to provide investors with long-term capital appreciation.

  The Fund is available exclusively as a pooled funding vehicle for certain participating life insurance companies (the "Participating Insurance Companies") offering variable annuity contracts ("VA Contracts") and variable life insurance policies ("VLI Policies").

  SHARES OF THE FUND ARE NEITHER INSURED NOR GUARANTEED BY THE U.S.
GOVERNMENT.

  Please read this Prospectus, along with the prospectus for the VA Contract or VLI Policy accompanying this Prospectus, before investing and retain it for future reference. It sets forth concisely the information which a prospective purchaser of a VA Contract or VLI Policy should know about the Fund before making such a purchase. A Statement of Additional Information ("SAI") dated May 1, 1998 for the Fund has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference. The SAI is available free of charge by calling (800) 680-8920 or by writing to American Skandia, P.O. Box 883, Shelton, Connecticut 06484-0883, Attn: Stagecoach Variable Annuity Administration.

  SHARES OF THE FUND ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED BY, WELLS FARGO BANK, N.A. ("WELLS FARGO BANK") OR ANY OF ITS AFFILIATES. SUCH SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN THE FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

  WELLS FARGO BANK IS THE INVESTMENT ADVISER AND ADMINISTRATOR TO THE FUND AND IS COMPENSATED FOR PROVIDING THE FUND WITH CERTAIN OTHER SERVICES. WELLS CAPITAL MANAGEMENT ("WCM"), AN AFFILIATE OF WELLS FARGO BANK, IS THE FUND'S SUB-ADVISER. STEPHENS INC. ("STEPHENS"), WHICH IS NOT AFFILIATED WITH WELLS FARGO BANK, IS THE CO-ADMINISTRATOR AND DISTRIBUTOR FOR THE FUND.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THESE AUTHORITIES PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                         PROSPECTUS DATED MAY 1, 1998
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                               TABLE OF CONTENTS

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                                                                            PAGE
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Participating Insurance Companies..........................................   1
Investment Objectives and Policies.........................................   1
Investing in the Fund......................................................   4
Dividends and Distributions................................................   5
Management of the Fund.....................................................   5
Taxes......................................................................   8
Fund Expenses..............................................................   9
General Information........................................................   9
Prospectus Appendix--Additional Investment Policies........................ A-1

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                       PARTICIPATING INSURANCE COMPANIES

  The Fund is a funding vehicles for VA Contracts and VLI Policies offered by the separate accounts of Participating Insurance Companies. Life & Annuity Trust currently does not foresee any disadvantages to the holders of VA Contracts and VLI Policies arising from the fact that the interests of the holders of VA Contracts and VLI Policies may differ. Nevertheless, Life & Annuity Trust's Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. The VA Contracts and VLI Policies are described in the separate prospectuses issued by the Participating Insurance Companies. Life & Annuity Trust assumes no responsibility for such prospectuses. Individual holders of VA Contracts and VLI Policies are not the "shareholders" of or "investors" in the Fund. Rather, the Participating Insurance Companies and their separate accounts are the shareholders or investors, although such companies will pass through voting rights to the holders of VA Contracts and VLI Policies. For a discussion of the voting rights of holders of VA Contracts and VLI Policies, please see the prospectuses of the Participating Insurance Companies.

                      INVESTMENT OBJECTIVES AND POLICIES

  The Equity Value Fund's investment objective is to seek to provide investors with long-term capital appreciation. The Fund pursues this objective by investing primarily in equity securities, including common stocks and may invest in debt instruments that are convertible into common stocks of both domestic and foreign companies. The Fund may invest in large, well-established companies and smaller companies with market capitalization exceeding $50 million. The Fund may invest up to 25% of its assets in American Depositary Receipts and similar instruments. Income generation is a secondary consideration.

  Common Stocks. The Fund may purchase dividend paying stocks of particular issuers when the issuer's dividend record may, in the investment adviser's opinion, have a favorable influence on the market value of the securities. The Fund also may purchase convertible securities with the same characteristics as common stocks. As with all mutual funds, there can be no assurance that the Fund, which is a diversified portfolio, will achieve its investment objective. In selecting equity investments (which may include common stocks of both domestic and foreign companies) for the Fund, the adviser selects companies for investment using both quantitative and qualitative analysis to identify those issuers that, in the adviser's opinion, exhibit below-average valuation multiples, above-average financial strength, a strong position in their industry and a history of steady profit growth.

  Other Investments. The adviser also may select other equity securities in addition to common stocks for investment by the Fund. Such other equity securities are preferred stocks, high grade securities convertible into common stocks, and warrants. The Fund will not invest more than 5% of its net assets in warrants, no more than 2% of which will be invested in warrants which are not listed on the New York or American Stock Exchanges. For temporary defensive purposes, however, the Fund may invest in U.S. Government obligations (as defined below), certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements (maturing in seven days or less) and debt obligations of corporations (corporate bonds, debentures, notes and other similar corporate debt instruments) that are rated investment grade or better by S&P or Moody's.

  The Fund also may hold short-term U.S. Government obligations, money market instruments, repurchase agreements, securities issued by other investment companies within the limits

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prescribed by the Investment Company Act of 1940, as amended (the "1940 Act"), and cash, pending investment, to meet anticipated redemption requests or if the investment adviser deems suitable investments for the Fund to be unavailable. Such investments may be made in such proportions as, in the opinion of the investment adviser, existing circumstances may warrant, and may include obligations of foreign banks and foreign branches of U.S. banks.

  A more complete description of the Fund's investments and investment activities is contained in the "Prospectus Appendix -- Additional Investment Policies" and in the SAI.

PERFORMANCE

  The Fund's performance may be advertised in terms of average annual total return and cumulative total return. These performance figures are based on historical results calculated under uniform SEC formulas and are not intended to indicate future performance. The actual return of a holder of a VA Contract or VLI Policy is also affected by charges and fees imposed by the separate accounts of Participating Insurance Companies. Any Fund advertising is accompanied by performance information of the related insurance company separate accounts which fund the VA Contracts or VLI Policies or by an explanation that Fund performance information does not reflect separate account fees and charges.

  The Fund's total return is based on the overall dollar or percentage change in value of a hypothetical investment in the Fund and assumes that all Fund dividends and capital gain distributions are reinvested.

  The Fund's annual report contains additional performance information and is available upon request without charge from the Fund's distributor.

POTENTIAL RISKS ASSOCIATED WITH AN INVESTMENT IN THE FUND

  An investment in the Fund is not insured or guaranteed against loss of principal. When prices of the securities that the Fund owns decline, so does the value of the Fund's shares and the value of an investment in the Fund may increase or decrease. As with all mutual funds, there can be no assurance that the Fund will achieve its investment objective. Investors should be prepared to accept some risk, including possible loss of principal, with the money they invest in the Fund.

  The debt instruments in the Fund's portfolios are subject to interest-rate risk and credit risk. Interest-rate risk is the risk that increases in market interest rates may adversely affect the value of the intermediate- and long-term debt securities in which the Fund invests and hence the value of an investment in the Fund. The values of such securities generally change inversely to changes in market interest rates. During those periods in which a high percentage of the Fund's portfolio is invested in long-term bonds, its exposure to interest-rate risk is greater because the longer maturity of those securities means their value generally is more sensitive to changes in market interest rates than shorter-term debt securities. Credit risk is the risk that issuers of the debt instruments in which the Fund invests may default on the payment of principal and/or interest.

  The stock investments of the Fund's portfolio are subject to equity market risk. Equity market risk is the risk that common stock prices will fluctuate or decline over short or even extended periods. The U.S. stock market tends to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. Throughout most of 1997, the stock market, as measured by the S&P 500 Index and other commonly used indices, was trading at or close to record levels. There can be no guarantee that these performance levels will continue. The Fund's investments in smaller sized companies present greater risks than investments in larger sized companies with more established operating histories and financial capacity.

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  Investing in the securities of issuers in any foreign country, including
American Depository Receipts ("ADRs") and European Depository Receipts ("EDRs") and similar securities, involves special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); and political, social and monetary or diplomatic developments that could affect U.S. investments in foreign countries. Additionally, dispositions of foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including withholding taxes. Foreign securities often trade with less frequency and volume than domestic securities and, therefore, may greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custodial arrangements and transaction costs of foreign currency conversions. Changes if foreign exchange rates also will affect the value of securities denominated or quoted in currencies other than the U.S. dollar. The Fund's performance may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments.

  There are special risks involved in investing in emerging-market countries. Many investments in emerging markets can be considered speculative, and their prices can be much more volatile than in the more developed nations of the world. This difference reflects the greater uncertainties of investing in less established markets and economies. In addition, the financial markets of emerging markets countries are generally less well capitalized and thus securities of issuers based in such countries may be less liquid. Further, such markets may be vulnerable to high inflation and interest rates. Most are heavily dependent on international trade, and some are especially vulnerable to recessions in other countries. Some of these countries are also sensitive to world commodity prices and may be subject to political and social uncertainties.

  Some of the permissible investments described throughout this Prospectus are considered "derivative" securities because their value is derived, at least in part, from the price of another security or a specified asset, index or rate. Also, asset-backed securities issued or guaranteed by U.S. Government agencies or instrumentalities and certain floating-and variable-rate instruments can be considered derivatives. Some derivatives may be more sensitive than direct securities to changes in interest rates or sudden market moves. Some derivatives also may be susceptible to fluctuations in yield or value due to their structure or contract terms.

  Wells Fargo Bank uses a variety of internal risk management procedures to ensure that derivatives use is consistent with the Fund's investment objective, does not expose the Fund to undue risk and is closely monitored. These procedures include providing periodic reports to the Board of Trustees concerning the use of derivatives. Also, cash maintained by the Fund for short- term liquidity needs (e.g., to meet anticipated redemption requests) will, as a general matter, only be invested in U.S. Treasury bills, shares of other mutual funds and repurchase agreements.

  The use of derivatives by the Fund also is subject to broadly applicable investment policies. For example, the Fund may not invest more than a specified percentage of its assets in "illiquid securities," including those derivatives that do not have active secondary markets. Nor may the Fund use certain derivatives without establishing adequate "cover" in compliance with SEC rules limiting the use of leverage.

  See "Prospectus Appendix -- Additional Investment Policies" for further discussion of the Funds' investments and related risks.

                            INVESTING IN THE FUNDS

NET ASSET VALUE

  The value of the Fund's shares is its "net asset value," or NAV. NAV is computed by adding the value of the Fund's portfolio investments plus cash and other assets, deducting liabilities and then dividing the result by the number of shares outstanding. The NAV of the Fund is expected to fluctuate daily.

  The Fund is open Monday through Friday and is closed on weekends. The Fund is closed on standard New York Stock Exchange holidays. Unless otherwise specified, the term "Business Day" when used in reference to the Fund refers only to the days the Fund is open. Wells Fargo Bank calculates the Fund NAV as of 1:00 p.m. (Pacific time) each Business Day.

  Except for debt obligations with remaining maturities of 60 days or less, which are valued at amortized cost (unless the Board of Trustees determines that amortized cost does not represent fair value), the Fund's other assets are valued at current market prices, or if such prices are not readily available, at fair value as determined in good faith by Life & Annuity Trust's Board of Trustees. Prices used for such valuations may be provided by independent pricing services.


PURCHASES AND REDEMPTIONS

  The separate accounts of the Participating Insurance Companies place orders to purchase and redeem shares of the Fund based on, among other things, the amount of premium payments to be invested and the amount of surrender and transfer requests (as defined in the prospectuses describing the VA Contracts and VLI Policies issued by the Participating Insurance Companies) to be effected on that day pursuant to VA Contracts and VLI policies.

  Orders received by the Fund or the Fund's transfer agent are effected on each Business Day. For the Fund, purchase and redemption orders received before 1:00 p.m. (Pacific time) are effected at the respective NAV per share determined as of 1:00 p.m. (Pacific time) on that same day. Orders received after 1:00 p.m. (Pacific time) for Fund shares are effected on the next Business Day.

  All orders for the purchase of shares are subject to acceptance or rejection by Life & Annuity Trust. Payment for redemptions will be made by Life & Annuity Trust's transfer agent on behalf of Life & Annuity Trust and the Fund within seven days after the request is received. Life & Annuity Trust may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings, or during which trading is restricted, or during which as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC or the 1940 Act may otherwise permit.

  Life & Annuity Trust does not assess any fees, either when it sells or when it redeems its shares. Surrender charges, mortality and expense risk fees and other charges may be assessed by Participating Insurance Companies under the VA Contracts or VLI Policies. These fees and charges are described in the Participating Insurance Companies' prospectuses.

  Should any conflict between VA Contract and VLI Policy holders arise which would require that a substantial amount of net assets be withdrawn from the Fund, orderly portfolio management could be disrupted to the potential detriment of the VA Contract and VLI Policy holders.

                          DIVIDENDS AND DISTRIBUTIONS

  The Fund determines the amounts of dividends of net investment income and distributions of capital gains payable to its shareholders. Dividends and distributions are automatically reinvested on the payment date for each shareholder's account in additional shares of the Fund at NAV or are paid in cash at the election of the Participating Insurance Company.

  The Fund declares and pays a quarterly dividend of substantially all of its net investment income. The Fund generally distributes any capital gains once a year. Participating Insurance Companies will be informed by January 31 about the amount and character of dividends and distributions of the previous year from the Fund for federal income tax purposes.

                            MANAGEMENT OF THE FUND

  Life & Annuity Trust was organized as a Delaware Business Trust on October 28, 1993. The Board of Trustees of Life & Annuity Trust supervises the Fund's activities, monitors its contractual arrangements with various service-providers and decides upon matters of general policy.

  Life & Annuity Trust offers shares of the Fund only to Participating Insurance Companies, and only Participating Insurance Companies and their separate accounts are considered shareholders of, or investors in, the Fund. Although the Participating Insurance Companies and their separate accounts are the shareholders or investors, such companies will pass through voting rights to their VA Contract and VLI Policy holders. For a discussion of the voting rights of VA Contract and VLI Policy holders, please refer to the Participating Insurance Companies' prospectuses.

  When matters are submitted for shareholder vote, shareholders of the Fund have one vote for each full share and fractional votes for fractional shares held. A separate vote of the Fund is required on any matter affecting the Fund on which shareholders are entitled to vote, such as approval of the Fund's agreement with its investment adviser. Normally no annual meetings of shareholders will be held unless and until such time as less than a majority of Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees.

  A more detailed description of the voting rights and attributes of the shares is contained in the "Capital Stock" section of the Fund's SAI.

INVESTMENT ADVISER

  The Fund is advised by Wells Fargo Bank. Wells Fargo Bank, one of the largest banks in the United States, was founded in 1852 and is the oldest bank in the western United States. As of December 31, 1997, Wells Fargo Bank and its affiliates managed more than $62 billion of assets of individuals, trusts, estates and institutions. Wells Fargo Bank is the investment adviser or sub-adviser to several other registered, open-end management investment companies. From time to time, the Fund, consistent with its investment objective, policies and restrictions, may invest in securities of companies with which Wells Fargo Bank has a lending relationship. Wells Fargo Bank, a wholly owned subsidiary of Wells Fargo & Company, is located at 420 Montgomery Street, San Francisco, California 94104.

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  Wells Fargo Bank provides investment guidance and policy direction in connection with the daily portfolio management of the Fund. Wells Fargo Bank also furnishes the Board of Trustees with periodic reports on the Fund's investment strategy and performance. For its services as investment adviser to the Fund, Wells Fargo Bank is entitled to a monthly advisory fee at an annual rate equal to 0.60% of the Fund's average daily net assets.

  As of May 1, 1998, Wells Fargo Bank has engaged WCM to provide sub-advisory services to the Fund. Wells Fargo Bank has retained authority over the management of the Fund and the investment and disposition of its assets. As compensation for its sub-advisory services, WCM is entitled to receive a monthly fee equal to an annual rate of 0.25% of the first $200 million of the Fund's average daily net assets, 0.20% of the next $200 million and 0.15% of net assets over $400 million. WCM is located at 525 Market Street, 10th Floor, San Francisco, CA 94105.

PORTFOLIO MANAGERS

  Mr. Rex Wardlaw, as co-manager, has been responsible for the day-to-day management of the portfolio of the Fund since May 1, 1998. Mr. Wardlaw joined Wells Fargo Bank in 1986 and has eight years of investment experience. He is the Private Client Services investment manager for the Portland office and is responsible for stock market research in healthcare, basic industries and transportation sectors. He holds an M.B.A. from the University of Oregon and a B.A. from Northwest Nazarene College. Mr. Wardlaw is a chartered financial analyst and a member of the Portland Society of Financial Analysts. He is also a member of the Association for Investment management and Research and the American Association of Individual Investors.

  Mr. Allen Wisniewski, as co-manager, has been responsible for the day-to-day management of the portfolio of the Fund since May 1, 1998. He also is responsible for managing equity and balanced accounts for high-net-worth individuals and pensions. Mr. Wisniewski joined Wells Fargo Bank in April 1987 with the acquisition of Bank of America's consumer trust services, where he was a portfolio manager. He received his B.A. degree and M.B.A. degree in economics and finance from the University of California at Los Angeles. He is a member of the Los Angeles Society of Financial Analysts.

  Morrison & Foerster LLP, counsel to Life & Annuity Trust and special counsel to Wells Fargo Bank, has advised Life & Annuity Trust and Wells Fargo Bank that Wells Fargo Bank, and its respective affiliates, may perform the services contemplated by this Prospectus and the Advisory Contracts without violation of the Glass-Steagall Act or other applicable banking laws or regulations. Such counsel has pointed out, however, that there are no controlling judicial or administrative interpretations or decisions and that future judicial or administrative interpretations of, or decisions relating to, present federal or state statutes, including the Glass-Steagall Act, and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future changes in such statutes, regulations and judicial or administrative decisions or interpretations could prevent Wells Fargo Bank, and its respective affiliates from continuing to perform, in whole or in part, such services. If Wells Fargo Bank were prohibited from performing any such services, it is expected that the Trustees of Life & Annuity Trust would recommend to the Fund's shareholders that they approve a new advisory agreement with another entity or entities qualified to perform such services.

ADMINISTRATOR AND CO-ADMINISTRATOR

  Wells Fargo Bank as administrator and Stephens as co-administrator provide the Fund with administration services, including general supervision of the Fund's operations, coordination of the other services provided to the Fund, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to Life &

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Annuity Trust's Trustees and officers. Wells Fargo Bank and Stephens also furnish office space and certain facilities to conduct the Fund's business, and Stephens compensates Life & Annuity Trust's Trustees, officers and employees who are affiliated with Stephens. For these administration services, Wells Fargo Bank and Stephens are entitled to receive monthly fees at the annual rates of 0.03% and 0.04%, respectively, of the Fund's average daily net assets. Wells Fargo Bank and Stephens may delegate certain of their administration duties to sub-administrators.

SHAREHOLDER SERVICING AGENT

  The Trust has entered into a Shareholder Servicing Agreement as of May 1, 1998, on behalf of the Fund with American Skandia Life Insurance Company, and may enter into such Agreements with one or more other financial institutions which desire to act as Servicing Agents. Pursuant to each such Shareholder Servicing Agreement, the Servicing Agent, as agent for its customers, will, among other things: automatically invest cash balances maintained in customer accounts with the Servicing Agent into the Fund, and redeem shares out of the Fund, in the amounts specified pursuant to agency agreements between the Servicing Agent and its customers; maintain a single shareholder account for the benefit of its customers with the Fund; provide sub-accounting services to monitor and account for its customers' beneficial ownership of Fund shares held in the Servicing Agent's shareholder account; answer customer inquiries regarding account status and history, purchases and redemptions of shares of the Fund, Fund performance and certain other matters pertaining to the Fund; assist its customers in designating and changing account designations and addresses; process Fund purchase and redemption transactions; forward and receive funds in connection with purchases or redemptions of shares of the Fund; provide periodic statements showing a customer's subaccount balance; furnish (either separately or on an integrated basis with other reports sent to a customer by the Servicing Agent) monthly statements and confirmations of purchases and redemptions of Fund shares in the Servicing Agent's shareholder account on behalf of the customer; forward to its customers proxy statements, annual reports, updated prospectuses and other communications from the Fund to shareholders as required; receive, tabulate and forward to the Trust proxies executed by or on behalf of its customers with respect to meetings of shareholders of the Fund; and provide such other related services, and necessary personnel and facilities to provide all of the shareholder services contemplated by the Shareholder Servicing Agreement, in each case, as the Trust or a customer of the Servicing Agent may reasonably request. All purchases and redemptions are effected through Stephens as the Fund's Distributor.

  For providing these services, each Servicing Agent is entitled to receive a fee from the Fund, which may be paid periodically, of up to 0.25%, on an annualized basis, of the average daily net assets of the Fund represented by shares owned of record by the Servicing Agent on behalf of its customers, or an amount which, when considered in conjunction with amounts payable pursuant to the Fund's Distribution Agreement, equals the maximum amount payable to the Servicing Agent under applicable laws, regulations or rules, whichever is less. A Servicing Agent also may impose certain conditions on its customers, subject to the terms of this Prospectus, in addition to or different from those imposed by the Fund, such as requiring a minimum initial investment or the payment of additional fees for additional services offered to the customer. The exercise of voting rights and the delivery to customers of shareholder communications will be governed by the customers' agency agreements with the Servicing Agent. The Servicing Agent has agreed to forward to its customers who are shareholders of the Fund appropriate prior written disclosure of any fees that it may charge them directly and to provide written notice at least 15 days prior to imposition of any transaction fees.

DISTRIBUTOR

  Stephens is the Fund's co-administrator and distributes the Fund's shares. Stephens is a full service broker/dealer and investment advisory firm located at 111 Center Street, Little Rock, Arkansas 72201. Stephens and its predecessor have been providing securities and investment services for more than 60 years. Additionally, they have been providing discretionary portfolio management services since 1983. Stephens currently manages investment portfolios for pension and profit sharing plans, individual investors, foundations, insurance companies and university endowments.

  Stephens, as the principal underwriter of the Fund within the meaning of the 1940 Act, has entered into a Distribution Agreement with Life & Annuity Trust pursuant to which Stephens has the responsibility for distributing shares of the Fund.

  Stephens, as distributor of the Fund's shares, or the Participating Insurance companies that offer VA Contracts and VLI Policies that are funded by the Fund, bears all of the Fund's marketing expenses. These expenses include the cost of printing prospectuses, statements of additional information and other sales-related materials.

CUSTODIAN

  Wells Fargo Bank serves as the custodian for the Fund. Wells Fargo Bank performs these services at 525 Market Street, San Francisco, California 94105.

FUND ACCOUNTANT

  Wells Fargo Bank serves as the Fund Accountant for the Fund and performs these services at 525 Market Street, San Francisco, California 94105.

TRANSFER AND DIVIDEND DISBURSING AGENT

  Wells Fargo Bank serves as the Fund's transfer and dividend disbursing agent and performs the transfer and dividend disbursing agency activities at 525 Market Street, San Francisco, California 94105.

                                     TAXES

  Distributions from the Fund's net investment income and net short-term capital gain, if any, are taxable to the Fund's shareholders as ordinary income. Distributions from the Fund's net long-term capital gains are taxable to the Fund's shareholders as long-term capital gains. In general, distributions will be taxable when paid, whether such distributions are taken in cash or are automatically reinvested in additional Fund shares. However, dividends declared in October, November or December of one year and distributed in January of the following year will be taxable as if they were paid by December 31 of the first year.

  As described in the prospectuses of the Participating Insurance Companies, individual holders of VA Contracts and VLI Policies may qualify for favorable tax treatment. In order to qualify for such treatment, the Internal Revenue Code of 1986, as amended (the "Code"), requires, among other things, that the "separate accounts" of the Participating Insurance Companies, which maintain and invest net proceeds form the VA Contracts and VLI Policies, to be "adequately diversified." See "Taxation of a Separate Account of a Participating Insurance Company" in the SAI. Subject to certain conditions, for purposes of the "adequate diversification" test, shares of a

Fund will not be treated as single investment. Rather, the separate account will be treated as the owner of its proportionate share of each of the assets of the Fund. The Fund intends to satisfy the relevant conditions of the Code and Treasury Regulations so that its shares held in a separate account of a Participating Insurance Company, and the VA Contracts and VLI Policies underlying such account, may qualify for favorable tax treatment.

  The foregoing discussion regarding taxes is based on tax laws which were in effect as of the date of this Prospectus and summarizes only some of the material federal income tax considerations affecting the Fund and its shareholders. It is not intended as a substitute for careful tax planning and does not discuss state, local or foreign income tax considerations; you should consult your own tax advisor with respect to your specific tax situation. Please see the SAI for further federal income tax considerations. Federal income taxation of separate accounts of life insurance companies, VA Contracts and VLI Policies is discussed in the Prospectuses of the Participating Insurance Companies.

                                 FUND EXPENSES

  From time to time Wells Fargo Bank and Stephens may waive all or a portion of the fees payable to them and reimburse expenses payable to others. Any such waivers or reimbursements will reduce the Fund's expenses and, therefore, have a favorable impact on the Fund's performance. Except for the expenses borne by Wells Fargo Bank and Stephens, Life & Annuity Trust bears all costs of its operations, including, shareholder servicing, transfer agency, custody and administration fees, payments pursuant to any Plans, interest, fees and expenses of independent auditors and legal counsel and any extraordinary expenses. Expenses attributable to the Fund are charged against its assets. General expenses of Life & Annuity Trust are allocated among all of the funds of Life & Annuity Trust in a manner proportionate to the net assets of each fund, on a transactional basis, or on such other basis as Life & Annuity Trust in a manner proportionate to the net assets of each fund, on a transactional basis, or on such other basis as Life & Annuity Trust's Board of Trustees deems equitable.

                              GENERAL INFORMATION

  The Fund's SAI and this Prospectus omit certain information contained in the Registration Statement that the Fund has filed with the SEC under the Securities Act of 1933 and the 1940 Act, and reference is hereby made to the Registration Statement and its exhibits and amendments for further information about the Fund and the shares offered hereby. The Registration Statement and its exhibits and amendments are available for public inspection at the SEC in Washington, D.C.

             PROSPECTUS APPENDIX -- ADDITIONAL INVESTMENT POLICIES

  Set forth below is additional information about the Fund's permitted investment activities and related risks. For further information please see "Additional Permitted Investment Activities" in the SAI.

 Certain Asset-Backed Securities

  The Fund may purchase asset-backed securities unrelated to mortgage loans. These asset-backed securities may consist of undivided fractional interests in pools of consumer loans or receivables held in trust. Examples include certificates for automobile receivables (CARS) and credit card receivables (CARDS). Payments of principal and interest on these asset-backed securities are "passed through" on a monthly or other periodic basis to certificate holders and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guaranty, or subordination. The extent of credit enhancement varies, but usually amounts to only a fraction of the asset-backed security's par value until exhausted. Ultimately, asset-backed securities are dependent upon payment of the consumer loans or receivables by individuals, and the certificate holder frequently has no recourse to the entity that originated the loans or receivables. The actual maturity and realized yield will vary based upon the prepayment experience of the underlying asset pool and prevailing interest rates at the time of prepayment. Asset-backed securities are relatively new instruments and may be subject to greater risk of default during periods of economic downturn than other instruments. Also, the secondary market for certain asset-backed securities may not be as liquid as the market for other types of securities, which could result in a fund experiencing difficulty in valuing or liquidating such securities.

 Convertible Securities.

  The Fund may invest in convertible securities that provide current income, are issued by companies with the characteristics described above and have a strong earnings and credit record. The Fund may purchase convertible securities that are fixed-income debt instruments or preferred stocks, which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same issuer. Convertible Securities, while usually subordinated to similar nonconvertible securities, are senior to common stocks in an issuer's capital structure. Convertible Securities offer flexibility by providing the investor with a steady income stream (generally yielding a lower amount than similar nonconvertible securities and a higher amount than common stocks) as well as the opportunity to take advantage of increases in the price of the issuer's common stock through the conversion feature. Fluctuations in the convertible security's price tend to correlate with changes in the market value of the common stock. At most, 5% of a Fund's net assets will be invested in convertible debt securities that are either rated below the four highest rating categories (which includes securities also known as "junk bonds") by one or more nationally recognized statistical rating organizations ("NRSROs"), such as Moody's Investor Service, Inc. ("Moody's") or Standard & Poor's Ratings Group ("S&P"), or unrated securities determined by Wells Fargo Bank to be of comparable quality. Securities rated in the fourth highest rating category (i.e., rated BBB by S&P or Baa by Moody's) are regarded by S&P as having an adequate capacity to pay interest and repay principal, but changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make such repayments. Moody's considers such securities as having speculative characteristics. For additional information relating to investments in below investment-grade securities see "Additional Permitted Investment Activities--Unrated, Downgraded and Below Investment-Grade Investments" in the Fund's SAI.

 Corporate Reorganizations

  The Fund may invest in securities for which a tender or exchange offer has been made or announced, and in securities of companies for which a merger, consolidation, liquidation or similar reorganization proposal has been announced if, in the judgment of Wells Fargo Bank, there is a reasonable prospect of capital appreciation significantly greater than the added portfolio turnover expenses inherent in the short term nature of such transactions. The principal risk associated with such investments is that such offers or proposals may not be consummated within the time and under the terms contemplated at the time of the investment, in which case, unless such offers or proposals are replaced by equivalent or increased offers or proposals which are consummated, the Funds may sustain a loss.

 Custodial Receipts for Treasury Securities

  The Fund may purchase participations in trusts that hold U.S. Treasury securities (such as TIGRS and CATS) or other obligations where the trust participations evidence ownership in either the future interest payments or the future principal payments on the obligations. These participations are normally issued at a discount to their "face value," and can exhibit greater price volatility than ordinary debt securities because of the way in which their principal and interest are returned to investors. Investments by a Fund in such participations will not exceed 5% of the value of that Fund's total assets.

 Floating- and Variable-Rate Instruments

  The Fund may purchase debt instruments with interest rates that are periodically adjusted at specified intervals or whenever a benchmark rate or index changes. These adjustments generally limit the increase or decrease in the amount of interest received on the debt instruments. The floating- and variable- rate instruments that the Fund may purchase include certificates of participation in such instruments. Floating- and variable-rate instruments are subject to interest-rate risk and credit risk.

  The Fund also may hold floating- and variable-rate instruments that have interest rates that re-set inversely to changing current market rates and/or have embedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below or rise above a specified rate. These instruments represent relatively recent innovations in the bond markets, and the trading market for these instruments is less developed than the markets for traditional types of debt instruments. it is uncertain how these instruments will perform under different economic and interest-rate scenarios. The market value of these instruments may be more volatile than other types of debt instruments and may present greater potential for capital-gain or loss. In some cases, it may be difficult to determine the fair value of a structured or derivative instrument because of a lack of reliable objective information and an established secondary market for some instruments may not exist. See "Additional Permitted Investment Activities" in the SAI for additional information.

 Foreign Obligations and Securities

  The Fund may invest up to 25% of its assets in high-quality, short-term debt obligations of foreign branches of U.S. banks or U.S. branches of foreign banks that are denominated in and pay interest in U.S. dollars.

  In addition, the Fund may invest up to 25% of its assets in securities of foreign companies and foreign governmental issuers that are denominated in and pay interest in U.S. dollars. These securities may take the form of American Depositary Receipts ("ADRs"), Canadian Depositary Receipts ("CDRs"), European Depositary Receipts ("EDRs"), International Depositary Receipts ("IDRs") and Global Depositary Receipts ("GDRs") or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs (sponsored or unsponsored) are receipts typically issued by a U. S. bank or trust company and traded on a U.S. stock exchange, and CDRs are receipts typically issued by a Canadian bank or trust company that evidence ownership of underlying foreign securities. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the U.S. and, therefore, such information may not correlate to the market value of the unsponsored ADR. EDRs and IDRs are receipts typically issued by European banks and trust companies, and GDRs are receipts issued by either a U.S. or non-U.S. banking institution that evidence ownership of the underlying foreign securities. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs and IDRs in bearer form are designed primarily for use in Europe.

  Investments in foreign securities involve certain considerations that are not typically associated with investing in domestic securities. There may be less publicly available information about a foreign issuer than about a domestic issuer. Foreign issuers also are not generally subject to the same accounting, auditing and financial reporting standards or governmental supervision as domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign tax laws, and there is a possibility of expropriation or confiscatory taxation, political, social and monetary instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries.

 Forward Commitments, When-Issued Purchases and Delay-Delivery Transactions

  The Fund may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. Although the Fund will generally purchase securities with the intention of acquiring them, the Fund may dispose of securities purchased on a when-issued, delayed-delivery or a forward commitment basis before settlement when deemed appropriate by Wells Fargo Bank.

Futures Transactions

  To the extent permitted by applicable regulations, the Fund is permitted to use futures contracts and options on futures contracts as substitutes for comparable market positions in the underlying securities. These contracts and options may include stock index and interest rate futures contracts and options thereon.

  A futures contract obligates the seller to deliver (and the purchaser to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock or interest-rate index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks or instruments in the index occurs.

  An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. Upon exercise of the option, the writer/seller is required to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). upon exercise of the option, the assumption of offsetting futures positions by the writer/seller and holder/buyer of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract.

  Stock Index Futures and Options on Stock Index Futures. The Fund may invest in stock index futures in order to protect the value of common stock investments or to maintain liquidity, provided not more than 5% of its net assets are committed to such transactions. A stock index future obligates the seller to deliver (and the purchaser to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. With respect to stock indices that are permitted investments, each fund intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity.

 Loans of Portfolio Securities

  The Fund may lend securities from its portfolio to brokers, dealers and financial institutions (but not individuals) in order to increase the return on the Fund's portfolio. The value of the loaned securities may not exceed one-third of the Fund's total assets and loans of portfolio securities are fully collateralized based on values that are marked-to-market daily. The Fund will not enter into any portfolio security lending arrangement having a duration of longer than one year. The principal risk of portfolio lending is potential default or insolvency of the borrower. In either of these cases, the Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. The Fund may pay reasonable administrative and custodial fees in connection with loans of portfolio securities and may pay a portion of the interest or fee earned thereon to the borrower or a placing broker.

 Money Market Instruments

  The Fund may invest in the following types of high quality money market instruments that have remaining maturities not exceeding one year: (i) U.S. Government obligations; (ii) negotiable certificates of deposit, bankers' acceptances and fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; (iii) commercial paper rated at the date of purchase "P-1" by Moody's or "A-1" or "A-1+" by S&P, or, if unrated, of comparable quality as determined by Wells Fargo Bank, as investment adviser; and (iv) repurchase agreements. The Fund also may invest in short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that at the time of investment: (i) have more than $10 billion, or the equivalent in other currencies, in total assets; (ii) are among the 75 largest foreign banks in the world as determined on the basis of assets; (iii) have branches or agencies in the United States; and (iv) in the opinion of Wells Fargo Bank, as investment adviser, are of comparable quality to obligations of U.S. banks which may be purchased by the Fund.

 Options

  The Fund may purchase or sell options on individual securities or options on indices of securities as described below. The purchaser of an option risks a total loss of the premium paid for the option if the price of the underlying security does not increase or decrease sufficiently to justify exercise. The seller of an option, on the other hand, will recognize the premium as income if the option expires unrecognized but foregoes any capital appreciation in excess of the exercise price in the case of a call option and may be required to pay a price in excess of current market value in the case of a put option.

  Call and Put Options on Specific Securities. The Fund may invest in call and put options on a specific security. The Fund may purchase put and call options listed on a national securities exchange and issued by the Options Clearing Corporation in an amount not exceeding 5% of its net assets.

  A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, an underlying security at the exercise price at any time during the option period. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, an underlying security at the exercise price at any time during the option period. Investments by the Fund in off-exchange options will be treated as "illiquid" and therefore subject to the Fund's policy of not investing more than 15% of its net assets in illiquid securities.

  The Fund may write covered call option contracts and secured put options as Wells Fargo Bank deems appropriate. A covered call option is a call option for which the writer of the option owns the security covered by the option. Covered call options written by the Fund expose the Fund during the term of the option (i) to the possible loss of opportunity to realize appreciation in the market price of the underlying security or (ii) to possible loss caused by continued holding of a security which might otherwise have been sold to protect against depreciation in the market price of the security. If the Fund writes a secured put option, it assumes the risk of loss should the market value of the underlying security decline below the exercise price of the option. The aggregate value of the securities subject to options written by the Fund will not exceed 25% of the value of its assets. The use of covered call options and securities put options will not be a primary investment technique of the Fund, and they are expected to be used infrequently. If the adviser is incorrect in its forecast of market value or other factors when writing the foregoing options, a fund would be in a worse position than it would have been had the foregoing investment techniques not been used.

  The Fund may engage in unlisted over-the-counter options with broker/dealers deemed creditworthy by the adviser. Closing transactions for such options are usually effected directly with the same broker/dealer that effected the original option transaction. The Fund bears the risk that the broker/dealer will fail to meet its obligations. There is no assurance that a liquid secondary trading market exists for closing out an unlisted option position. Furthermore, unlisted options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation, which performs the obligations of its members who fail to perform in connection with the purchase or sale of options.

Other Investment Companies

  The Fund may invest in shares of other open-end management investment companies, up to the limits prescribed in Section 12(d) of the 1940 Act. Under the 1940 Act, the Fund's investment in such securities currently is limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund's net assets with respect to any one investment company and (iii) 10% of the Fund's net assets in aggregate. Other investment companies in which the Fund invests can be expected to charge fees for operating expenses such as investment advisory and administration fees, that would be in addition to those charged by the Fund.

 Privately Issued Securities (Rule 144A)

  The Fund may invest in privately issued securities which may be resold in accordance with Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"). Rule 144A Securities are restricted securities which are not publicly traded. Accordingly, the liquidity of the market for specific Rule 144A Securities may vary. Delay or difficulty in selling such securities may result in a loss to a Fund. Privately issued securities that are determined by the investment adviser to be "illiquid" are subject to the Funds' policy of not investing more than 15% of its net assets in illiquid securities.

 Repurchase Agreements

  The Fund may enter into repurchase transactions in which the seller of a security to the Fund agrees to repurchase that security from such Fund at a mutually agreed-upon time and price. The period of maturity is usually quite short, often overnight or a few days, although it may extend over a number of months. The Fund may enter into repurchase agreements only with respect to securities that could otherwise be purchased by the Fund, and all repurchase transactions must be collateralized. The Fund may incur a loss on a repurchase transaction if the seller defaults and the value of the underlying collateral declines or is otherwise limited or if receipt of the security or collateral is delayed. The Fund may participate in pooled repurchase agreement transactions with other funds advised by Wells Fargo Bank.

 Temporary Investments

  The Fund may hold a certain portion of its assets in cash or short-term investments in order to maintain adequate liquidity for redemption requests or other cash management needs or for temporary defensive purposes during periods of unusual market volatility. The short-term investments that the funds may purchase include, among other things, U.S. government obligations, shares of other mutual funds, repurchase agreements, obligations of domestic banks and short-term obligations of foreign banks, corporations and other entities.

 U.S. Government Obligations

  The Fund may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government obligations"). Payment of principal and interest on U.S. Government Obligations (i) may be backed by the full faith and credit of the United States ( as with U.S. Treasury bills and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case investors must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities where it is not obligated to do so. In addition, U.S. Government Obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government Obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government Obligations are subject to fluctuations in yield or value due to their structure or contract terms.

INVESTMENT POLICIES

  The Fund's investment objective, as set forth in the "Investment Objectives and Policies" section, is fundamental; that is, it may not be changed without approval by the vote of a majority of the Fund's outstanding voting securities, as described under "Capital Stock" in the Fund's SAI. In addition, any fundamental investment policy may not be changed without such shareholder approval. If the Board of Trustees determines, however, that a substantive change in a non-fundamental investment policy or strategy is in the best interests of the Fund's shareholders, the Board may make such change without shareholder approval and will disclose any such material changes in the Fund's then-current prospectus.

  As matters of fundamental policy, the Fund may: (i) not purchase securities of any issuer (except U.S. Government obligations) if as a result, with respect to 75% of its assets, more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer;
(ii) borrow from banks up to 10% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of its net assets (but investments may not be purchased while any such outstanding borrowing in excess of 5% of its net assets exists); and (iii) not invest 25% or more of its assets (i.e., concentrate) in any particular industry, except that the Fund may invest 25% or more of its assets in U.S. Government obligations. The Fund may make loans in accordance with its investment policies.

  With respect to Item (i) above, it may be possible that the aggregate ownership by Life & Annuity Trust would exceed 10% of the outstanding voting securities of an issuer. With respect to Item (ii) above, the Fund presently does not intend to put at risk more than 5% of its assets during the coming year.

  As a matter of non-fundamental policy, the Fund may invest up to 15% of the current value of its net assets in securities that are illiquid. For these purposes, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days and
(c) repurchase agreements not terminable within seven days.

  Illiquid Securities shall not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (the "1933 Act") that have been determined to be liquid by the adviser, pursuant to guidelines established by the Trust's Board of Trustees, and commercial paper that is sold under Section 4(2) of the 1933 Act that (i) is not traded flat or in default as to interest or principal and (ii) is rated in one of the two highest categories by at least two NRSROs and the adviser, pursuant to guidelines established by the Trust's Board of Trustees, has determined the commercial paper to be liquid; or (iii) is rated in one of the two highest categories by one NRSRO and the adviser, pursuant to guidelines established by the Trust's Board of Trustees, has determined that the commercial paper is of equivalent quality and is liquid), if by any reason thereof the value of its aggregate investment in such classes of securities will exceed 10% of its total assets.